Supplement dated February 21, 2025
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2024,
Issued by Integrity Life Insurance Company
through its Separate Account I

VAROOM
VAROOM II

This supplement revises the prospectuses identified above and should be read in conjunction with those prospectuses. This supplement describes reductions to the expenses of certain of the Funds available as Investment Options in your variable annuity contract. Please retain this supplement for future reference.

Appendix A: Funds Available Under the Contract, is revised to reflect the changes indicated below to the current expenses of certain of the Funds. Apart from the changes to current expenses set forth below, there are no other changes to Appendix A. The revised current expenses for each such Fund are as follows:

Fund	Current Expenses[1]
Vanguard Dividend Appreciation Index Fund, ETF Shares	0.05%
Vanguard Emerging Markets Stock Index Fund, ETF Shares	0.07%
Vanguard Intermediate-Term Corporate Bond Fund, ETF Shares	0.03%
Vanguard Short-Term Bond Index Fund, ETF Shares	0.03%

(1)    Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.
IL-79-17122-2502